SIGNATURES




                  KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Steven W. Duff and Bernadette N. Finn, and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, in any and all capacities, the Registration Statement on Form N-1A, and any and all amendments thereto (including pre-effective amendments) filed by Virginia Daily Municipal Income Fund, Inc. (the "Fund") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorney and agent deems necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney and agent shall do or cause to be done by virtue hereof.




                                                    /s/ Robert Straniere



                                                        Robert Straniere

                                   SIGNATURES




                  KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Bernadette N. Finn, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, in any and all capacities, the Registration Statement on Form N-1A, and any and all amendments thereto (including pre-effective amendments) filed by Virginia Daily Municipal Income Fund, Inc. (the "Fund") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorney and agent deems necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney and agent shall do or cause to be done by virtue hereof.



                                                     /s/ Steven W. Duff



                                                         Steven W. Duff

                                   SIGNATURES




                  KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Steven W. Duff and Bernadette N. Finn, and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, in any and all capacities, the Registration Statement on Form N-1A, and any and all amendments thereto (including pre-effective amendments) filed by Virginia Daily Municipal Income Fund, Inc. (the "Fund") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorney and agent deems necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney and agent shall do or cause to be done by virtue hereof.




                                                  /s/ Dr. W. Giles Mellon



                                                      Dr. W. Giles Mellon

                                   SIGNATURES




                  KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Steven W. Duff and Bernadette N. Finn, and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, in any and all capacities, the Registration Statement on Form N-1A, and any and all amendments thereto (including pre-effective amendments) filed by Virginia Daily Municipal Income Fund, Inc. (the "Fund") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorney and agent deems necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney and agent shall do or cause to be done by virtue hereof.




                                                    /s/ Dr. Yung Wong



                                                        Dr. Yung Wong

                                   SIGNATURES




                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Dana E. Messina and Bernadette N. Finn, and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, in any and all capacities, the Registration Statement on Form N-1A, and any and all amendments thereto (including pre-effective amendments) filed by Pennsylvania Daily Municipal Income Fund (the "Fund") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorney and agent deems necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney and agent shall do or cause to be done by virtue hereof.


                                                    /s/ Dana Messina



                                                        Dana Messina

                                   SIGNATURES





                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Dana E. Messina and Bernadette N. Finn, and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, in any and all capacities, the Registration Statement on Form N-1A, and any and all amendments thereto (including pre-effective amendments) filed by Pennsylvania Daily Municipal Income Fund (the "Fund") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorney and agent deems necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney and agent shall do or cause to be done by virtue hereof.




                                                    /s/ Bernadette N. Finn


                                                        Bernadette N. Finn